                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Iowa-Illinois Gas and Electric Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 13, 1994
      -----------------------

                                      /s/ John W. Colloton
                                    ----------------------------------------
                                          Name

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Iowa-Illinois Gas and Electric Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 13, 1994
      -----------------------

                                      /s/ Frank S. Cottrell
                                    ----------------------------------------
                                          Name

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Iowa-Illinois Gas and Electric Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 13, 1994
      -----------------------

                                       /s/ William C. Fletcher
                                    ----------------------------------------
                                           Name

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Iowa-Illinois Gas and Electric Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 21, 1994
      -----------------------

                                      /s/ Mel Foster Jr.
                                    ----------------------------------------
                                          Name

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Iowa-Illinois Gas and Electric Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 15, 1994
      -----------------------

                                      /s/ Nancy L. Seifert
                                    ----------------------------------------
                                          Name

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Iowa-Illinois Gas and Electric Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 17, 1994
      -----------------------

                                      /s/ W. Scott Tinsman
                                    ----------------------------------------
                                          Name

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Iowa-Illinois Gas and Electric Company, an Illinois corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 14, 1994
      -----------------------

                                      /s/ Leonard L. Woodruff
                                    ----------------------------------------
                                          Name

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 12, 1994
      -----------------------

                                      /s/ John W. Aalfs
                                   ----------------------------------------
                                          John W. Aalfs

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated    October 12, 1994
      -----------------------

                                       /s/ Betty T. Asher
                                    ----------------------------------------
                                           Betty T. Asher

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 13, 1994
      -----------------------

                                     /s/ Robert A. Burnett
                                   ----------------------------------------
                                         Robert A. Burnett

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 11, 1994
      -----------------------

                                     /s/ Ross D. Christensen
                                   ----------------------------------------
                                         Ross D. Christensen

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 8, 1994
      -----------------------

                                     /s/ Jack W. Eugster
                                   ----------------------------------------
                                         Jack W. Eugster

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 11, 1994
      -----------------------

                                     /s/ Nolden Gentry
                                   ----------------------------------------
                                         Nolden Gentry

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 11, 1994
      -----------------------

                                     /s/ James M. Hoak, Jr.
                                   ----------------------------------------
                                         James M. Hoak, Jr.

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 11, 1994
      -----------------------

                                     /s/ Gerald M. Kirke
                                   ----------------------------------------
                                         Gerald M. Kirke

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 16, 1994
      -----------------------

                                     /s/ Richard L. Lawson
                                   ----------------------------------------
                                         Richard L. Lawson

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 12, 1994
      -----------------------

                                     /s/ Robert L. Peterson
                                   ----------------------------------------
                                         Robert L. Peterson

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 12, 1994
      -----------------------

                                     /s/ Mark W. Putney
                                   ----------------------------------------
                                         Mark W. Putney

                         CONSENT OF PROSPECTIVE DIRECTOR


          The undersigned, being a director of Midwest Resources Inc., an Iowa corporation, acting in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a prospective director of MidAmerican Energy Company, an Iowa corporation, in the Registration Statement on Form S-4 of MidAmerican Energy Company.


Dated   October 14, 1994
      -----------------------

                                     /s/ Richard A. Schneider
                                   ----------------------------------------
                                         Richard A. Schneider